UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2005

MARKWEST HYDROCARBON, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14841	84-1352233
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-290-8700

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 9, 2005 MarkWest Energy Partners, L.P. (the “Partnership” or “MarkWest Energy Partners”), a consolidated subsidiary of MarkWest Hydrocarbon, Inc., completed a private placement of 1,644,065 common units. The units were issued at a purchase price of $44.21 per unit, raising approximately $74 million, including the general partner’s contribution.  The sale and issuance of the common units in this private placement were exempt from registration under Section 4(2) of the Securities Act of 1933 as amended, (the “Securities Act”).  The proceeds of this private placement will be used to repay a portion of the funds borrowed under the Partnership’s credit facility and term loan facility used to finance the Javelina acquisition on November 1, 2005.

The Partnership also entered into a registration rights agreement with the investors in the private placement requiring the Partnership to file with the Securities and Exchange Commission, by April 10, 2006, a registration statement covering the common units issued. If the registration statement is not declared effective by the SEC by June 7, 2006, then up to the date it is declared effective, the Partnership will be liable to make pro rata payments to each investor in an amount equal to 0.25% of the aggregate amount invested by such investor per 30-day period (or pro rata for any portion thereof) for the first sixty (60) days following such deadline, with such payment increasing by 0.25% of the aggregate amount invested by such investor per 30-day period for each subsequent sixty (60) days, up to a maximum of 1.00% per thirty (30) day period.

The securities offered in the private placement have not been registered under the Securities Act or any state securities laws, and unless so registered, the securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This announcement shall not constitute an offer to sell or a solicitation of an offer to buy any of these securities.

A copy of the press release (Exhibit 99.1), Unit Purchase Agreement (Exhibit 99.2) and Registration Rights Agreement (Exhibit 99.3) are furnished as exhibits to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits.

99.1	Press Release, dated November 10, 2005, MarkWest Energy Partners, L.P. announcing completion of private placement

99.2	Unit Purchase Agreement, dated as of November 9, 2005

99.3	Registration Rights Agreement, dated as of November 9, 2005

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST HYDROCARBON, INC
(Registrant)

Date: November 16, 2005	By:	/s/ NANCY K. MASTEN
Nancy K. Masten
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated November 10, 2005, MarkWest Energy Partners, L.P. announcing completion of private placement

99.2	Unit Purchase Agreement, dated as of November 9, 2005

99.3	Registration Rights Agreement, dated as of November 9, 2005